Plan to Transfer

Conseco Senior Health Insurance Company
to Independent Trust

August 11, 2008

Forward Looking Statements

      Cautionary Statement Regarding Forward-Looking Statements.  Our statements, trend analyses and other information contained in these materials relative to markets for Conseco’s products and trends in Conseco’s operations or financial results, as well as other statements, contain forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform
Act of 1995.  Forward-looking statements typically are identified by the use of terms such as “anticipate,” “believe,” “plan,” “estimate,”
“expect,” “project,” “intend,” “may,” “will,” “would,” “contemplate,” “possible,” “attempt,” “seek,” “should,” “could,” “goal,” “target,” “on track,”
“comfortable with,” “optimistic” and similar words, although some forward-looking statements are expressed differently. You should consider statements that contain these words carefully because they describe our expectations, plans, strategies and goals and our beliefs concerning future business conditions, our results of operations, financial position, and our business outlook or they state other ‘‘forward-looking’’
information based on currently available information. Assumptions and other important factors that could cause our actual results to differ materially from those anticipated in our forward-looking statements include, among other things:  (i) general economic, market and political conditions, including the performance and fluctuations of the financial markets which may affect our ability to raise capital or refinance our existing indebtedness; (ii) our ability to obtain adequate and timely rate increases on our supplemental health products including our long-
term care business; (iii) mortality, morbidity, the increased cost and usage of health care services, persistency, the adequacy of our previous reserve estimates and other factors which may affect the profitability of our insurance products; (iv) changes in our assumptions related to the cost of policies produced or the value of policies inforce at the Effective Date; (v) the recoverability of our deferred tax asset and the effect of potential tax rate changes on its value; (vi) changes in accounting principles and the interpretation thereof; (vii) our ability to achieve anticipated expense reductions and levels of operational efficiencies including improvements in claims adjudication and continued automation and rationalization of operating systems; (viii) performance and valuation of our investments, including the impact of realized losses (including other-than-temporary impairment charges); (ix) our ability to identify products and markets in which we can compete effectively against competitors with greater market share, higher ratings, greater financial resources and stronger brand recognition; (x) the ultimate outcome of lawsuits filed against us and other legal and regulatory proceedings to which we are subject; (xi) our ability to remediate the material weakness in internal controls over the actuarial reporting process that we identified at year-end 2006 and to maintain effective controls over financial reporting; (xii) our ability to continue to recruit and retain productive agents and distribution partners and customer response to new products, distribution channels and marketing initiatives; (xiii) our ability to achieve eventual upgrades of the financial strength ratings of
Conseco and our insurance company subsidiaries as well as the potential impact of rating downgrades on our business; (xiv) the risk factors or uncertainties listed from time to time in our filings with the Securities and Exchange Commission; (xv) our ability to continue to satisfy the financial ratio and balance requirements and other covenants of our debt agreements; (xvi) regulatory changes or actions, including those relating to regulation of the financial affairs of our insurance  companies, such as the payment of dividends to us, regulation of financial services affecting (among other things) bank sales and underwriting of insurance products, regulation of the sale, underwriting and pricing of products, and health care regulation affecting health insurance products; (xvii) changes in the Federal income tax laws and regulations which may affect or eliminate the relative tax advantages of some of our products; and (xviii) the receipt of regulatory approval and consummation of the plan to transfer Conseco Senior Health Insurance Company to an independent trust. Other factors and assumptions not identified above are also relevant to the forward-looking statements, and if they prove incorrect, could also cause actual results to differ materially from those projected. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by the foregoing cautionary statement.  Our forward-looking statements speak only as of the date made.  We assume no obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

What We Are Doing

Transition Trust formed to begin the process of separating Conseco Senior
Health Insurance Company (CSHI) from Conseco (CNO).  CSHI to be operated for the sole benefit of its LTC policyholders.

At closing, transferring CSHI to an independent trust (Senior Health Care
Oversight Trust), into which the Transition Trust will have merged following regulatory approval.

Contributing into Trust:

CSHI, including its LTC business and its $125 million of total adjusted statutory capital

$175 million of additional capital

Transferring into Trust CSHI’s $2.9 billion in assets backing its LTC liabilities

Calculated in accordance with statutory accounting principles

Transferring experienced management from Conseco to professionally manage
CSHI’s business going forward

Providing for skilled oversight of trust and CSHI by establishing highly-
qualified, knowledgeable and independent Board of Trustees

Changing CSHI’s name to Senior Health Insurance Company of Pennsylvania

Why We’re Doing It

A balanced solution for all key stakeholders

CSHI’s 142,000 LTC policyholders

Conseco’s 4 million other policyholders

Conseco’s employees

Conseco’s shareholders

Regulators

Rating Agencies

Aligns trust, trustees, management and regulators with
policyholders

A Balanced Solution For

CSHI’s 142,000 LTC Policyholders

Irrevocably commits $300 million of statutory capital (which includes
$11 million to support the Trust) to support CSHI/Senior Health
Insurance Company of Pennsylvania policyholders, on top of $2.9 billion of assets supporting current LTC statutory reserves. CSHI’s capital will be enhanced significantly and should better position CSHI in the future with a strong Risk Based Capital ratio.

Senior Health Insurance Company of Pennsylvania will be run for the benefit of its LTC policyholders without a profit motive, ensuring that any benefits from rate increases or policy term changes will go to LTC policyholders.

Senior Health Insurance Company of Pennsylvania to be managed by high-quality management team.

Trust and Senior Health Insurance Company of Pennsylvania to be
overseen by well-respected Trustees, under the supervision of the
Pennsylvania Insurance Department.

A Balanced Solution For

CSHI’s 142,000 LTC Policyholders

Conseco has stabilized the LTC business

Strengthened reserves by more than $200 million in last 18 months

Installed experienced management team focused exclusively on LTC

Pursued premium rate increases where actuarially justified

Conseco has improved customer service to LTC policyholders

Implemented claims management improvements

Shifted most administrative operations to Long Term Care Group (LTCG) -
largest administrator of LTC policies in America

Concluded multi-state insurance regulatory examination – service standards are being met and remediation is underway

A Balanced Solution For Conseco’s

4 Million Other Policyholders

Creates certainty by complete separation of CSHI from
Conseco

Conseco contributed $915 million to CSHI over the last 10 years

Separation addresses concerns on part of rating agencies, regulators and shareholders which impeded Conseco’s flexibility

Allows Conseco to focus on managing other businesses,
bringing desired new products to the middle-income and
retirement markets, and profitably growing core businesses

A Balanced Solution for Conseco’s
Shareholders and Employees

Eliminates source of earnings volatility and perceived “call” on
Conseco’s capital

Allows capital to be applied to profitable, high-potential growth businesses

Improves rating profile, positioning Conseco’s ratings for
upgrade over time

Enhanced future business generation potential

Improved access to capital markets

Allows Conseco’s management to focus exclusively on core
businesses

Separation addresses concerns which impeded Conseco’s
flexibility

Actuarial Points

Actuarial Opinion at 12/31/07 deemed CSHI’s statutory
reserves adequate to cover future policy obligations and
provide for moderately adverse fluctuations

Independent analysis performed by Milliman consistent with
reserve adequacy

Actuarial appraisal

Statutory financial projections

Sensitivities to major assumptions

Rate increases integral to business plan

Summary of Specific Financial Terms

At closing, stock of CSHI will be transferred for no consideration to
Senior Health Care Oversight Trust, into which Transition Trust will have merged following regulatory approval.

Immediately prior to closing:

Non-LTC Business policies will be assigned to and assumed by
Conseco Insurance Company, a wholly owned subsidiary of CNO

CNO will make a final contribution to Trust and CSHI of $175 million
-- principally in cash, cash equivalents and a senior note

CSHI will agree to administer (but not assume) remaining Closed
Block LTC policies

Following the closing, CNO will provide (at cost) such transition services as CSHI may need until it is able to assume these service responsibilities

Addresses Rating Agency Concerns

“Aside from the financial strain and earnings uncertainty this
(LTC) run-off business introduces, it utilizes significant
management resources that could otherwise be focused on
improving the core, ongoing business.” – Moody’s, April 2008

“Conseco has contributed roughly $220 million of capital to
CSHI over the last year … The recurrence of these charges has exceeded A.M. Best’s expectations; as a result A.M. Best
remains highly cautious on the future performance of the LTC block and has diminished confidence in Conseco’s ability to
generate consistent operating results in the near to medium
term.” – A.M. Best, August 2007

“If the CSHI run-off block continues to generate significant losses, further affecting interest coverage, the ratings on
Conseco, Inc. and the core operating companies will likely be lowered.” – Standard & Poor’s, August 2007

How We Will Implement the Change

Formed Transition Trust to file Form A with Pennsylvania
Insurance Department

Prior to closing, form Independent Trust to be known as Senior
Health Care Oversight Trust

Following regulatory approval and prior to closing, merge
Transition Trust with Senior Health Care Oversight Trust

Transfer current LTC management to Senior Health Insurance
Company of Pennsylvania:

John Wells – CEO and President

Brian Wegner – Chief Operating Officer

Dean Sarantos – Chief Financial Officer

How We Will Implement the Change

Transfer to the Senior Health Care Oversight Trust, for no
consideration, ownership of CSHI, including its LTC business and its then approximately $300 million in total adjusted
statutory capital

Contribute $175 million of additional capital to CSHI and related oversight trust

$164 million (cash, cash equivalents and senior note) contributed directly to CSHI

$11 million contributed to Trust

Glide Path/Surplus Spend-Down

$300 million total adjusted statutory capital available to be spent over time to subsidize Senior Health Insurance Company of
Pennsylvania’s LTC policyholder premiums, reduce rate increase pressures, provide for refunds and/or benefit enhancements

$300

million

Years

How We Will Implement the Change

Establish policyholder-centric mandate for Senior Health Care
Oversight Trust

Trust’s primary purpose is to facilitate CSHI/Senior Health
Insurance Company of Pennsylvania in meeting its obligations to policyholders

Residual value of Senior Health Insurance Company of
Pennsylvania, if any, following satisfaction of policyholder liabilities will be distributed to one or more charities to be selected, if and when appropriate in the future, by trustees in consultation with the Pennsylvania Insurance Department

Charities to be focused on senior health issues

How We Will Implement the Change

Provide for oversight of Senior Health Care Oversight Trust
and Senior Health Insurance Company of Pennsylvania by
knowledgeable and experienced trustees at the close of the
transaction:

Julie Bowler – former Commissioner, Massachusetts Division
of Insurance

Cecil Bykerk – former Chief Actuary, Mutual of Omaha;
incoming President, Society of Actuaries

Dr. C. Everett Koop – former U.S. Surgeon General

Greg Serio – former Superintendent of Insurance, State of
New York

John Wells – President and CEO of CSHI/Senior Health
Insurance Company of Pennsylvania

How We Will Implement the Change

LTCG administrative contract and systems improvements (CSHI LTC policies) remain with CSHI/Senior Health Insurance Company of
Pennsylvania

Transfer administration of approximately 22,000 of Conseco’s non-
CSHI Closed Block LTC policies to Senior Health Insurance Company of Pennsylvania

Conseco retains risk and responsibility for these liabilities

Assign non-LTC CSHI business to Conseco

Conseco to assume risk and responsibility for these liabilities and continue to administer this business

Approximately 50 CNO employees move to Senior Health Insurance
Company of Pennsylvania

Conseco pays all expenses to set up Trust

Next Steps (Expected Timeframes)

Form A Statement filed with Pennsylvania Insurance Department on August 11

Publication in the Pennsylvania Bulletin expected August 23

Public comment period – expected to last through September; at discretion of Pennsylvania Insurance Department

Pennsylvania Insurance Department approves Form A (Fourth
Quarter 2008)

Consummate transaction (Fourth Quarter 2008)

Conseco After the Transaction

Improved risk profile

Will retain only 12% of liabilities from LTC Closed Block segment

Greater financial flexibility

CSHI required $915 million of capital contributions from Conseco over the last 10 years

Focus on increased growth prospects

Higher ROE potential

CSHI results will no longer be part of financials

Some impact on staffing levels

Sharpened focus on middle-income and retirement markets

Transaction Impact on Conseco

Transaction and Related Charges

Charges to be recognized in Q2 2008

Recognition of unrealized losses on investments to be transferred

Increase in deferred tax valuation allowance

   Charges to be recognized in Q2 2008

Charges expected to be recognized upon completion of transaction

Write off CSHI GAAP shareholders’ equity and transaction costs

Additional capital contribution

   Charges to be recognized upon completion of transaction

Total expected charges

  $205.7

298.0

503.7

478.6

175.0

653.6

$1,157.3

Other Pro Forma Information

Total adjusted statutory capital

Risk Based Capital (RBC)

Debt-to-total capital, excluding other comprehensive income

3/31/08

$1,491.2

282%

20.9%

3/31/08

Pro Forma

$1,356.9

321%

28.1%

$ in millions

Questions and Answers

Appendix

Other
4%
Life & Annuity
8%
Specified
Disease
35%
LTC
53%

Specified
Disease
8%
Life & Annuity
2%
Other
1%
LTC
89%

CSHI Profile at 6/30/08

Total: 270,000

Policy Count

Statutory Balance Sheet ($MM)

Investments

Other

  Total Assets

Reserves

Other Liabilities

Total Adjusted Capital

  Liabilities and Surplus

$3,349

  3,412

3,214

  $3,412

Total: $3,214MM

Statutory Reserves

Capital Contribution to CSHI

Ceding commission in cash and cash equivalents for assignment

Cash and cash equivalents for Trust expenses

Forgiveness of certain intercompany balances

Senior Note*

Total capital contribution

$35.7

11.0

  3.3

125.0

$175.0

$ in millions

*Terms of Senior Note:

Five-year note

Amortization: equal payments each yearly anniversary of $25 million in principal

6% interest rate

Prepayable at par

Unsecured

Events of default include failure to pay, insolvency, $50 million debt cross-default,
$50 million judgment or change in control (as defined in existing bank facility)

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